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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

      This will confirm the agreement by and among all of the undersigned that this Amendment No. 2 to Schedule 13D on or about this date with respect to the beneficial ownership by the undersigned of MacDermid, Incorporated is being, and any and all amendments to such Schedule may be, filed on behalf of each of the undersigned. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  July 12, 2002

                                        CITICORP VENTURE CAPITAL LTD.


                                        By: /s/ Anthony P. Mirra
                                        ----------------------------------------
                                        Name:  Anthony P. Mirra
                                        Its:   Vice President & Assistant
                                        Secretary


                                        CITIBANK, N.A.


                                        By: /s/ Joseph B. Wollard
                                        ----------------------------------------
                                        Name:  Joseph B. Wollard
                                        Its:   Assistant Secretary


                                        CITICORP

                                        By: /s/ Joseph B. Wollard
                                        ----------------------------------------
                                        Name:  Joseph B. Wollard
                                        Its:   Assistant Secretary


                                        CITIGROUP HOLDINGS COMPANY


                                        By: /s/ Joseph B. Wollard
                                        ----------------------------------------
                                        Name:  Joseph B. Wollard
                                        Its:   Assistant Secretary


                                        CITIGROUP, INC.


                                        By: /s/ Joseph B. Wollard
                                        ----------------------------------------
                                        Name:  Joseph B. Wollard
                                        Its:   Assistant Secretary



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